INCOME TAXES - Deferred tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred Tax Assets (Liabilities):
Fixed assets	$ (185)	$ (219)
Stock-based and performance share compensation.	1,977	2,286
Equity method investments	(149)	(187)
Accrual to cash adjustment	(7,549)	(4,368)
Net operating loss and carryforward	5,762	2,211
Intangibles	(34)	(10)
Debt issuance costs	20	32
Accretion expense	(443)	(344)
Deferred Tax Liabilities, net	$ (601)	$ (599)